UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: July 25, 2005

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	000-25867	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16400 SE Nautilus Drive

Vancouver, Washington 98683

(Address of principal executive offices and zip code)

(360) 694-7722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 25, 2005, the Compensation Committee of Nautilus, Inc. (the “Company”) approved the form of agreement for the issuance of nonstatutory stock options under the Company’s 2005 Long Term Incentive Plan approved by the Company’s shareholders on June 6, 2005. A copy of the form of nonstatutory stock option agreement is attached hereto as Exhibit 10.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description
10	Nautilus, Inc., form of Nonstatutory Stock Option Agreement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

July 29, 2005 (Date)	By:	/s/ William D. Meadowcroft
William D. Meadowcroft, Chief Financial
Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10	Nautilus, Inc., form of Nonstatutory Stock Option Agreement